                                                                    EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    I, John P. Saldarelli, Treasurer and Chief Financial Officer (Principal Financial Officer) of American Property Investors, Inc., the General Partner of American Real Estate Partners, L.P. (the 'Registrant'), certify that to the best of my knowledge, based upon a review of the American Real Estate Partners, L.P. Quarterly Report on Form 10-Q for the period ended September 30, 2003 of the Registrant (the 'Report'):

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                 /s/ JOHN P. SALDARELLI
                                           .....................................
                                                     JOHN P. SALDARELLI
                                           TREASURER AND CHIEF FINANCIAL OFFICER
                                             AMERICAN PROPERTY INVESTORS, INC.,
                                                   THE GENERAL PARTNER OF
                                            AMERICAN REAL ESTATE PARTNERS, L.P.

Date: November 14, 2003